SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2004

RUSSELL CORPORATION

(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	0-1790 (Commission File Number)	63-0180720 (I.R.S. Employer Identification No.)

3330 Cumberland Blvd., Suite 800, Atlanta, Georgia (Address of principal executive offices)	30339 (Zip Code)

Registrant’s telephone number, including area code: (678) 742-8000

Former name or former address, if changed since last report: None

Item 5.	Other Events and Regulation FD Disclosure

On July 19, 2004, Russell Corporation issued a press release announcing its acquisition of the assets of Huffy Sports Company, a division of Huffy Corporation. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description
99.1	Press Release issued July 19, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSSELL CORPORATION
July 19, 2004	By:	/s/ Floyd G. Hoffman
Floyd G. Hoffman
Senior Vice President, Corporate Development, General Counsel and Secretary